SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 5, 2002

                      INFORETECH WIRELESS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                                     Nevada
         (State or other jurisdiction of incorporation or organization)



                   0-30104                             88-0350120
          (Commission File Number)          (IRS Employer Identification Number)


                          SUITE 214, 5500-152ND STREET
                        SURREY, BRITISH COLUMBIA V3S-8E7
                    (Address of principal executive offices)

                                 (604) 576-7442
              (Registrant's telephone number, including area code)

Item 4.           Change in Registrant's Certifying Accountant

This Amendent to the Form 8-K filed May 13, 2002 is filed to correct information contained in the prior filing and restates the filing in its entirety. Enclosed as exhibit 16 is a letter from Ernst & Young, LLP in response to the Form 8-K previously filed.

(a) Previous Independent Accountants

     (i) On April 5, 2002, Registrant dismissed Ernst & Young, LLP its independent accountants.

     (ii) The report of Ernst & Young, LLP on the 2000 financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion except that their report on the 2000 financial statements contains an explanatory paragraph that states that "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company's history of losses and working capital deficiency of $3,379,545 raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     (iii) Registrant's Board of Directors approved the decision to change independent accountants.


     (iv) In connection with its audits for the most recent fiscal year and the subsequent period preceding May 22, 2002, there have been no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young, LLP would have caused them to make reference thereto in their report on the financial statements.


     (v) During the two most recent fiscal years and through April 5, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)
(1)(v)).

     (vi) Registrant requested that Ernst & Young, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file a second amendment to its Form 8-K when it receives such letter.

(b) New Independent Accountants

     (i) Registrant engaged Feldman Sherb & Co., P.C. ("FS") as its new independent accountants as of May 6, 2002. During the two most recent fiscal years and through May 6, 2002, Registrant has not consulted with Feldman Sherb & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, and no written report or oral advice was provided to Registrant that Feldman Sherb & Co. concluded was an important factor considered by Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

     (ii) During the two most recent fiscal years and through May 6, 2002, Registrant has not consulted with Ernst & Young, LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of the Regulation S-K or a reportable event, as that term is defined in Item 304(a)
(1)(iv) of Regulation S-K.

Item 7.           Financial Statements and Exhibits

Financial Statements

         None.

Exhibits


         Exhibit 16 - Letter from Former Independant Accountants



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INFORETECH WIRELESS TECHNOLOGY, INC.


                                By:/s/ Robert C. Silzer
                                       -----------------
                                       Robert C. Silzer
                                       Chairman and CEO
Date: June 25, 2002